UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 15, 2021

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On January 15, 2021, Invacare Corporation (the “Company”) entered into an Eighth Amendment to Amended and Restated Revolving Credit and Security Agreement (the “Credit Agreement Amendment”), by and among the Company, certain of the Company’s direct and indirect domestic, Canadian and European subsidiaries, the lenders party thereto, PNC Bank, National Association, as the agent for the lenders, and J.P. Morgan Europe Limited, as the European agent for the lenders, which amends the Amended and Restated Revolving Credit and Security Agreement, dated as of September 30, 2015 and amended as of February 16, 2016, May 3, 2016, September 30, 2016, November 30, 2016, June 7, 2017, November 13, 2019 and May 29, 2020 (as so amended, the “Credit Agreement”).
The Credit Agreement Amendment provides for, among other things:
•the addition of the Company's Netherlands subsidiary as a guarantor under the European revolving credit facility;
•amendments to the restrictive covenants in the Credit Agreement to (1) increase the maximum amount of permitted miscellaneous indebtedness to $30,000,000 from $10,000,000 and (2) permit up to $9,000,000 of financing based on certain European public and government receivables; and
•terms that, upon the occurrence of certain events related to a transition from the use of LIBOR, permit the agent for the lenders to amend the Credit Agreement to replace the LIBOR rate and/or the Euro rate with a benchmark replacement rate.
The foregoing description of the Credit Agreement Amendment is a summary and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Eighth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of January 15, 2021, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as agent for the lenders, and J.P. Morgan Europe Limited, as European agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: January 21, 2021	By:	/s/Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Eighth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of January 15, 2021, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as agent for the lenders, and J.P. Morgan Europe Limited, as European agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).